                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                             (Amendment No. ______)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12


                             RREEF Securities Trust
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

    ---------------------------------------------------------------------------

                              QUESTIONS AND ANSWERS

Q:       WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A: In April 2002, Deutsche Bank AG ('Deutsche Bank') acquired RREEF America, L.L.C., ('RREEF America'), the advisor to RREEF RReal Estate Securities Fund (the 'Fund'). Deutsche Bank is now in the process of integrating the Fund into Deutsche Bank's Mutual Fund Complex, which, as discussed in detail in the proxy statement, will provide the Fund's shareholders with the opportunity to enjoy certain potential benefits. As part of the integration process, you are being asked to approve new directors and a new advisory agreement for the Fund. Specifically, you are being asked to vote on the following proposals:

         o to elect eleven members of the Board of Trustees of the Fund, whose terms will be effective beginning August 15, 2002 or on such later date as shareholder approval is obtained; and

         o to approve a new investment advisory agreement between RREEF Securities Trust, on behalf of the Fund, and Deutsche Asset Management, Inc. ('DeAM, Inc.').

         THE BOARD MEMBERS OF THE FUND RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

I.       BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

Q:       WHY AM I BEING ASKED TO VOTE FOR BOARD MEMBERS?

A: Fund management recommended to the Board, and the Board agreed, that the Fund along with certain other funds that are managed, advised, sub-advised or administered by DeAM, Inc. (the 'DeAM Funds') should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to replace the Fund's current Board with new Trustees.

Q:       WHY DID THE FUND'S BOARD APPROVE MANAGEMENT'S RECOMMENDATION?

A: Fund management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Board considered, among other factors, the potential benefits to Fund shareholders of being included in the Deutsche Bank Mutual Fund Complex, including the opportunity to grow Fund assets by exposing the Fund to a wider audience though the Complex's distribution system. In this regard, the Board considered that a unified group board structure should benefit the Fund by creating an experienced group of Board members who understand the operations of the Fund and the DeAM Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of efforts involved in the preparation and conduct of board meetings.

Q: IF THE BOARD PROPOSAL IS APPROVED BY SHAREHOLDERS, HOW MANY TRUSTEES WILL SIT ON THE BOARD?

A: If all nominees are elected, the Fund's Board will consist of eleven individuals.

II.      PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Q:       WHY AM I BEING ASKED TO VOTE FOR A NEW INVESTMENT ADVISORY AGREEMENT?

A: The New Advisory Agreement is being proposed due to a change in control of the Fund's current advisor, RREEF America (as described in the Proxy Statement), as a result of which RREEF America is now a wholly owned subsidiary of Deutsche Bank AG ('Deutsche Bank'). The Board of Trustees has determined to appoint another wholly owned subsidiary of Deutsche Bank, DeAM, Inc., as the new investment advisor to the Fund, subject to shareholder approval. The Fund's current portfolio managers will become dual employees of RREEF America and DeAM, Inc., and will continue to manage the Fund under the New Advisory Agreement.

         The New Advisory Agreement also is being proposed in order to implement a new expense structure for the Fund. Currently, the Fund pays RREEF America a single fee for providing advisory and substantially all other services that the Fund needs to operate (this type of fee is often called a 'unitary fee'). Under the new expense structure, the Fund would pay DeAM, Inc. a fee for advisory services under the New Advisory Agreement, and would separately pay other service providers to provide the other services the Fund needs to operate (such as administration, transfer agency, custodial and distribution services).

Q:       HOW WILL THESE CHANGES AFFECT THE FUND'S OVERALL EXPENSES?

A: For its most recent fiscal year, the Fund's expense ratio was 1.17% of the Fund's average net assets. Under an Expense Limitation Agreement with the Fund, the proposed new advisor will be obligated to waive a portion of its fee or reimburse Fund expenses to limit the Fund's net expense ratio to 1.00%. As a result, the Fund's expense ratio would be reduced from 1.17% to 1.00%. Absent the fee waiver, the Fund's net expense ratio would be approximately 2.09% based on expenses and assets for the Fund's most recent fiscal year.

Q:       HOW LONG WILL THE FEE WAIVER LAST?

A: DeAM, Inc. has agreed to maintain the waiver for a minimum of two years from the date the New Advisory Agreement takes effect, and has advised the Board that it has no present intention to change the waiver thereafter. DeAM, Inc. may continue the waiver indefinitely or may eliminate or reduce it after the two year period. Before eliminating or reducing the waiver, DeAM, Inc. will give advance notice to the Fund's Board.

Q:       HOW WILL THESE CHANGES AFFECT THE FUND'S INVESTMENT STRATEGIES?

A: These changes are not expected to have any significant effect on the management of the Fund. Like DeAM, Inc., RREEF America is now a wholly owned subsidiary of Deutsche Bank. Further, the Fund's current portfolio managers will become dual employees of DeAM, Inc. and RREEF America, and will continue to manage the Fund's assets. The Fund also will continue to have the same investment objective, strategies and risks.

III.     GENERAL QUESTIONS

Q:       WHAT ARE THE BOARD'S RECOMMENDATIONS?

A: The Board recommends that all shareholders vote 'FOR' the nominees for the Board and 'FOR' the approval of the New Advisory Agreement.

Q: WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS SOLICITATION?

A:       No, DeAM, Inc. will bear these costs.

Q:       HOW CAN I VOTE?

A:       You can vote in any one of four ways:

    o Through the Internet, by going to the website listed on your proxy card;

    o By telephone, with a toll-free call to the number listed on your proxy card;

    o    By mail, with the enclosed proxy card; or

    o    In person at the special meeting.

         We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save the Fund money. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q:       I PLAN TO VOTE BY MAIL.  HOW SHOULD I SIGN MY PROXY CARD?

A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q:       I PLAN TO VOTE BY TELEPHONE.  HOW DOES TELEPHONE VOTING WORK?

A: To vote by telephone, please read and follow the instructions on your enclosed proxy card.

Q:       I PLAN TO VOTE THROUGH THE INTERNET. HOW DOES INTERNET VOTING WORK?

A: To vote through the Internet, please read and follow the instructions on your enclosed proxy card.

Q:       WHOM SHOULD I CALL WITH QUESTIONS?

A: Please call Georgeson Shareholder Communications at 1-800-_________ with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

--------------------------------------------------------------------------------
The attached proxy statement contains more detailed information about each of the proposals relating to the Fund. Please read it carefully.
--------------------------------------------------------------------------------

                             RREEF SECURITIES TRUST

                            875 North Michigan Avenue
                                   41st Floor
                             Chicago, Illinois 60611

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held August 14, 2002

         A special meeting of shareholders of RREEF RReal Estate Securities Fund (the 'Fund'), a series of RREEF Securities Trust (the 'Company'), will be held at the offices of the Company, 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611 on August 14, 2002 at 2:30 pm (Central time) (the 'Special Meeting'). The Company is an open-end management investment company organized under the laws of the State of Delaware.

         The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

         PROPOSAL I:         To elect eleven Trustees of the Fund to hold office
                             until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.


         PROPOSAL II:        To approve a new investment advisory agreement (a
                             'New Advisory Agreement') between the Company, on behalf of the Fund, and Deutsche Asset Management, Inc. ('DeAM, Inc.').

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

         The close of business on June 18, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

         The Board of Trustees of the Fund unanimously recommends that shareholders vote FOR the election of each nominee to the Board of Trustees and FOR Proposal II.

         This notice and related proxy material are first being mailed to shareholders of the Fund on or about [mailing date], 2002. This proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                              By Order of the Board of Trustees,

                                              [Name and Title of Officer]
Chicago, Illinois
[_________], 2002

--------------------------------------------------------------------------------
    WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
          DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN
             THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION
               OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE
                  OR THROUGH THE INTERNET). NO POSTAGE NEED BE
                       AFFIXED IF THE PROXY CARD IS MAILED
                       IN THE UNITED STATES. THE PROXY IS
                              REVOCABLE AT ANY TIME
                                PRIOR TO ITS USE.
--------------------------------------------------------------------------------

         IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT [____________________________] AT 1-800-[______________].

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

                  Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for Trustee named in the attached Proxy Statement; 'FOR' the approval of the new investment advisory agreement with Deutsche Asset Management, Inc., and, in the discretion of the persons appointed as proxies, either 'FOR' or 'AGAINST' any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in 'street name' through a broker, via the Internet or telephone. To vote in this manner, you will need the 'control' number that appears on your proxy card.

                  See your proxy ballot for instructions for Internet voting.

                  You may also call 1-800-[___-____] and vote by telephone.

                  [If we do not receive your completed proxy card after several weeks, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.]
--------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                   Registration                                      Valid Signature
                                   ------------                                      ---------------
Corporate Accounts
       (1) ABC Corp...........................................................      ABC Corp.
                                                                                    John Doe, Treasurer
       (2) ABC Corp...........................................................      John Doe, Treasurer
       (3) ABC Corp. c/o John Doe, Treasurer..................................      John Doe
       (4) ABC Corp. Profit Sharing Plan......................................      John Doe, Director

Partnership Accounts
       (1) The XYZ Partnership................................................      Jane B. Smith, Partner
       (2) Smith and Jones, Limited Partnership...............................      Jane B. Smith, General Partner

Trust Accounts
       (1) ABC Trust Account..................................................      Jane B. Doe, Director
       (2) Jane B. Doe, Director u/t/d 12/28/78...............................      Jane B. Doe

Custodial or Estate Accounts
       (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
             UGMA/UTMA........................................................      John B. Smith
       (2) Estate of John B. Smith............................................      John B. Smith, Jr., Executor

                             RREEF SECURITIES TRUST

                            875 North Michigan Avenue
                                   41st Floor
                             Chicago, Illinois 60611

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held August 14, 2002

                  This proxy statement ('Proxy Statement') is being furnished in connection with the solicitation by the Board of Trustees of RREEF RReal Estate Securities Fund (the 'Fund'), a series of RREEF Securities Trust (the 'Company'), to be used at the special meeting of the Fund to be held at the offices of the Company, 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611 on August 14, 2002 at 2:30 pm (Eastern time) and at any adjournments thereof (the 'Special Meeting'). This Proxy Statement and accompanying proxy card ('Proxy') are expected to be mailed to shareholders on or about [mailing date], 2002.

                  The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

         PROPOSAL I:         To elect eleven Trustees of the Fund to hold office
                             until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

         PROPOSAL II:        To approve a new investment advisory agreement (a
                             'New  Advisory Agreement') between the Fund and
                             Deutsche Asset Management, Inc. ('DeAM, Inc.').

                  The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

                  Shareholders of the Fund are to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the 'Trustee Nominees') as Trustees of the Fund. The nomination of these persons to serve as the Board of Trustees of the Fund is intended to benefit the Fund and its shareholders by, among other things, promoting efficiency in the governance of the Fund and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. Mr. Hale, if elected, will be an 'interested person' (an 'Interested Trustee'), as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), of the Fund.

                  Shareholders of the Fund are also to consider the approval of a New Advisory Agreement between DeAM, Inc., an affiliate of RREEF America, and the Fund. The New Advisory Agreement is being proposed due to the recent change in control of RREEF America. On April 22, 2002, Deutsche Bank Americas Holding Corp. acquired all of the securities of RoPro U.S. Holding, Inc. (the 'Acquisition'), the ultimate parent company of RREEF America. The Acquisition resulted in the assignment and subsequent automatic termination of the advisory agreement between the Company and RREEF America. Since April 22, 2002, RREEF America has served as the investment advisor to the Fund pursuant to an interim advisory agreement between the Company and RREEF America. The Board of Trustees has determined to appoint a new affiliate of RREEF America, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank AG ('Deutsche Bank') as the new investment advisor to the Fund, subject to shareholder approval. The Fund's current portfolio managers will become dual employees of RREEF America and DeAM, Inc., and will continue to manage the Fund under the New Advisory Agreement.

                  The New Advisory Agreement also is being proposed in order to implement a new expense structure for the Fund. Currently, the Fund pays RREEF America a single fee for providing advisory and substantially all other services that the Fund needs to operate (this type of fee is often called a 'unitary fee'). Under the new expense structure, the Fund would pay DeAM, Inc. a fee for advisory services under the New Advisory Agreement, and would separately pay other service providers to provide the other services the Fund needs to operate (such as administration, transfer agency, custodial and distribution services). Under the new expense structure, the Fund's overall expenses will be lower. Specifically, the Fund's expense ratio would be reduced from 1.17% to 1.00% of the Fund's average net assets, because the Fund and DeAM, Inc. have entered into an Expense Limitation Agreement, under which fees will not exceed 1.00% for the next two years.

                               VOTING INFORMATION

                  Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or employees of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, [(c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies ] and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. [DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $ ________. However, the exact cost will depend on the amount and types of services rendered.] If the Fund records votes by telephone or through the Internet, it will use procedures reasonably designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

                  The most recent Annual Report containing audited financial statements for the fiscal year ended November 30, 2001, as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, (each, a 'Report'), have previously been furnished to shareholders of the Fund. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at the address set forth on the cover of this Proxy Statement or by calling 1-800-[_______].

                  If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted 'FOR' the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Fund's secretary (the 'Secretary'). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

                  In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote 'FOR' any Proposal in favor of an adjournment and will vote those Proxies required to be voted 'AGAINST' any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. [A quorum of shareholders is constituted by the presence in person or by proxy of the holders of at least thirty percent of the outstanding shares of the Fund entitled to vote at the Special Meeting.] For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker 'non-votes' (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See 'Vote Required' for a further discussion of abstentions and broker non-votes.)

                  Shareholders of record at the close of business on June 18, 2002 (the 'Record Date') are entitled to notice of, and to vote at, the Special Meeting. The number of shares of the Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement. The Fund currently has only one class of shares outstanding, Class A Shares.

                  In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

                  o  indicate your instructions on the Proxy;
                  o  date and sign the Proxy; and
                  o  mail the Proxy promptly in the enclosed envelope.

Instructions for voting by telephone or through the Internet are included on the Proxy enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Fund

                  Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Fund's shares by the persons known by the Fund to beneficially own more than five percent of the outstanding shares of the Fund. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares. [Collectively, the Trustees, Trustee Nominees and executive officers of the Fund own ____% of such outstanding shares.]


Background

                  The Fund. The Company is a registered open-end management investment company established as a Delaware business trust. The Company has established one series, RREEF RReal Estate Securities Fund. RREEF America, located at 875 N. Michigan Avenue, 41st Floor, Chicago, Illinois 60611, currently acts as the investment advisor to the Fund pursuant to the terms of an interim advisory agreement (the 'Interim Advisory Agreement'). On April 22, 2002, Deutsche Bank Americas Holding Corp. acquired all of the securities of RoPro U.S. Holding, Inc. (the 'Acquisition'), the ultimate parent company of RREEF America. The Acquisition resulted in the assignment of the advisory agreement ('Former Advisory Agreement'), for purposes of the 1940 Act, between the Company and RREEF America. The terms and conditions of the Former and Interim Advisory Agreements are identical except for changes needed to comply with the Securities and Exchange Commission (the 'SEC') rules and regulations for interim advisory contracts. The Interim Advisory Agreement will automatically terminate upon the first of the following to occur: (a) shareholder approval of the New Advisory Agreement; or (b) the 151st day following April 22, 2002. Pursuant to the Interim Advisory Agreement, RREEF America supervises the investments of the Fund and maintains a continuous investment program for the Fund. RREEF America pays all expenses of managing and operating the Fund and the compensation, if any, of all officers and employees of the Fund and all Interested Trustees of the Fund.

                        INTRODUCTION TO PROPOSALS I & II

                  In April 2002, Deutsche Bank AG ('Deutsche Bank') acquired RREEF America, L.L.C., the Fund's advisor. In April 2002 Deutsche Bank also acquired Zurich Scudder Investments, the advisor to the Scudder family of mutual funds. Deutsche Bank is now in the process of integrating the Fund into the combined Deutsche/ Scudder operations, which will include over 100 funds as part of the Deutsche Asset Management (DeAM) mutual fund complex. As part of this process, Fund shareholders are being asked to approve an entire new Board of Trustees (discussed in Proposal 1) and a New Advisory Agreement between the Fund and DeAM, Inc. (discussed in Proposal 2). Under the New Advisory Agreement, the Fund's current portfolio managers will continue to manage the Fund's portfolio as dual employees of DeAM, Inc. and the Fund's current advisor.

                  Including the Fund in the DeAM Fund Complex will afford Fund shareholders an opportunity to enjoy the benefits associated with being part of a larger organization. First, the Fund will have the opportunity to grow in size by being included in the same distribution system through which Deutsche Bank markets and sells its other funds. The Fund will gain exposure to a wider group of potential purchasers, and Fund shareholders will have the opportunity to exchange their shares among many of the other DeAM funds currently available, subject to meeting applicable eligibility requirements. Further, as the Fund grows, Fund expenses can be spread over a larger asset base, providing an opportunity to decrease the costs each shareholder pays.

                  Including the Fund as part of the DeAM Fund Complex also will provide benefits to the Fund's portfolio managers. These managers will have access to Deutsche Bank's extensive research and investment management capabilities, providing insights on both a local and global basis. Moreover, if the Fund grows larger, the portfolio managers will have a greater flexibility to manage and diversify the Fund's portfolio, with less concern that unexpected redemption requests will disrupt the Fund's investment strategy.

                  Finally, the DeAM Fund Complex currently includes another mutual fund that invests in real estate securities, the Deutsche Real Estate Securities Fund. As of June 30, 2002, this fund was slightly larger than your Fund, with assets of approximately [$25 million]. [The Board of Directors of this Deutsche fund recently approved a merger of the fund into your Fund, subject to approval by the Deutsche Real Estate Securities Fund shareholders in October 2002.] Your Fund will be the surviving entity. This merger would not change the portfolio managers or investment strategy of your Fund, and the proposals you are being asked to consider are not contingent on the successful completion of the merger. Nevertheless, if approved, the merger would provide the Fund another opportunity to grow its assets, and to reap the benefits associated with being a larger fund.

                                   PROPOSAL I

                  ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES
                                   OF THE FUND

                  It is proposed that eleven Trustee Nominees are to be elected at the Special Meeting to comprise the entire Board of Trustees of the Fund and to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Board comprised entirely of the Independent Trustees of the Board and nominated by the full Board at a meeting held on June 17, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained (the 'Effective Date'). Until that time, the current Board members will continue their terms. It is anticipated that Messrs. Babson, Broccolo, Burke and Stovall and Ms. Knudson, each a current member of the Board of Trustees, will no longer serve as trustees effective the Effective Date if Proposal I is approved by the shareholders of the Fund. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee Nominee of the Fund serves or will serve as an officer of the Fund. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person(s) as the Board of Trustees may recommend.

                  The nomination of these persons to serve as the Board of Trustees of the Fund is intended to promote efficiency in the governance of the Fund and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (the 'DeAM Funds'). The proposal concerning the size and composition of the Board of Trustees was suggested to the Board by Deutsche Asset Management and reviewed by the current Independent Trustees of the Board. Each of the Trustee Nominees already serves as a board member for one or more other DeAM Funds and understands, generally, the operations of the fund complex.

                  Deutsche Asset Management recommended, and the Board agreed, that the Trust should be governed by a larger Board of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Trust and the board membership of these other DeAM Funds are not identical.

                  Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

                  The following information is provided for each Trustee Nominee and executive officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with DeAM, Inc. The mailing address for the Trustee Nominees and the executive officers with respect to the Fund's operations is One South Street, Baltimore, Maryland, 21202.

              INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS
                                   OF THE FUND

                                                                                                                  Number of
                                                                                                                  Funds in the
                           Position with the                                                                      Fund Complex
                           Fund and                                                                               to be Overseen
Name and Birth             Length of             Business Experience and Directorships During the                 by Trustee
Date                       Time Served           Past 5 Years                                                     Nominee(1)
Independent
Trustee Nominees
----------------
Richard R. Burt            Trustee Nominee       Chairman, IEP Advisors, Inc. (July 1998 to present);                  86
2/3/47                                           Chairman of the Board, Weirton Steel Corporation(2)
                                                 (April 1996 to present); Member of the Board, Hollinger
                                                 International, Inc.(2) (publishing) (1995 to present), HCL
                                                 Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and
                                                 Mitchell Hutchins families of funds) (1995 to present),
                                                 (registered investment companies); and Member, Textron Inc.
                                                 (2)International Advisory Council (July 1996 to present).
                                                 Formerly, Partner, McKinsey & Company (consulting)
                                                 (1991-1994) and US Chief Negotiator in Strategic Arms Reduction
                                                 Talks (START) with former Soviet Union and US
                                                 Ambassador to the Federal Republic of Germany (1985-1991);
                                                 Member of the Board, Homestake Mining(2) (mining and
                                                 exploration) (1998 - February 2001), Archer Daniels Midland
                                                 Company(2) (agribusiness operations) (October 1996 - June
                                                 2001) and Anchor Gaming (gaming software and equipment)
                                                 (March 1999-December 2001). Has been a Trustee or
                                                 Director of one or more DeAM Funds since __________.

                                                                                                                  Number of
                                                                                                                  Funds in the
                           Position with the                                                                      Fund Complex
                           Fund and                                                                               to be Overseen
Name and Birth             Length of Time        Business Experience and Directorships During the                 by Trustee
Date                       Served                Past 5 Years                                                     Nominee(1)
S. Leland Dill             Trustee Nominee       Trustee, Phoenix Zweig Series Trust (since September 1989),           84
3/28/30                                          Phoenix Euclid Market Neutral Fund (since May 1998)
                                                 (registered investment companies); Retired (since 1986).
                                                 Formerly, Partner, KPMG Peat Marwick (June 1956-June
                                                 1986); Director, Vintners International Company Inc. (June
                                                 1989-May 1992), Coutts (USA) International (January
                                                 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group
                                                 (March 1991-March 1999); General Partner, Pemco
                                                 (investment company) (June 1979-June 1986). Has been a
                                                 Trustee or Director of one or more DeAM Funds since __________.

Martin J. Gruber           Trustee Nominee       Nomura Professor of Finance, Leonard N. Stern School of               85
7/15/37                                          Business, New York University (since 1964); Trustee, CREF
                                                 (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001),
                                                 Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc.
                                                 (since 2000) and Singapore Fund, Inc. (since 2000)
                                                 (registered investment companies).  Has been a Trustee or
                                                 Director of one or more DeAM Funds since __________.

Richard J. Herring         Trustee Nominee       Jacob Safra Professor of International Banking and Professor,         84
2/18/46                                          Finance Department, The Wharton School, University of
                                                 Pennsylvania (since 1972); Director, Lauder Institute of
                                                 International Management Studies (since 2000); Co-Director,
                                                 Wharton Financial Institutions Center (since 2000) and Vice
                                                 Dean and Director, Wharton Undergraduate Division (1995-2000).
                                                 Has been a Trustee or Director of one or more DeAM
                                                 Funds since __________.

                                                                                                                  Number of
                                                                                                                  Funds in the
                           Position with the                                                                      Fund Complex
                           Fund and                                                                               to be Overseen
Name and Birth             Length of Time        Business Experience and Directorships During the                 by Trustee
Date                       Served                Past 5 Years                                                     Nominee(1)
Joseph R. Hardiman         Trustee Nominee       Private Equity Investor (1997 to present); Director,                  82
05/27/37                                         Soundview Technology Group Inc. (investment banking)
                                                 (July 1998 to present), Corvis Corporation(2) (optical
                                                 networking equipment) (July 2000 to present), Brown
                                                 Investment Advisory & Trust Company (investment advisor)
                                                 (February 2001 to present), The Nevis Fund (registered
                                                 investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to
                                                 present). Formerly, Director, Circon Corp.(2) (medical
                                                 instruments) (November 1998-January 1999); President and
                                                 Chief Executive Officer, The National Association of
                                                 Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                                                 (1987- 1997); Chief Operating Officer of Alex. Brown & Sons
                                                 Incorporated (now Deutsche Bank Securities Inc.)
                                                 (1985- 1987) and General Partner, Alex. Brown & Sons
                                                 Incorporated (now Deutsche Bank Securities Inc.)
                                                 (1976-1985). Has been a Trustee or Director of one or more
                                                 DeAM Funds since __________.

Graham E. Jones            Trustee Nominee       Senior Vice President, BGK Realty, Inc. (commercial real estate)      84
01/31/33                                         (since 1995); Trustee, 8 open-end mutual funds managed by Weiss,
                                                 Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).  Has been a
                                                 Trustee or Director of one or more DeAM Funds since __________.

Rebecca W. Rimel           Trustee Nominee       President and Chief Executive Officer, The Pew Charitable             84
4/10/51                                          Trusts (charitable foundation) (1994 to present) and Director and
                                                 Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1994 to present). Formerly,
                                                 Executive Director, The Pew Charitable Trusts (1988-1994)
                                                 and Director, ISI Family of Funds (registered investment companies)
                                                 (1997-1999). Has been a Trustee or Director of one or more DeAM
                                                 Funds since __________.

Philip Saunders, Jr.       Trustee Nominee       Principal, Philip Saunders Associates (Economic and Financial         84
10/11/35                                         Consulting) (since 1988).  Formerly, Director, Financial Industry
                                                 Consulting, Wolf & Company (1987-1988); President, John Hancock
                                                 Home Mortgage Corporation (1984-1986); Senior Vice President of
                                                 Treasury and Financial Services, John Hancock Mutual Life Insurance
                                                 Company, Inc. (1982-1986).  Has been a Trustee or Director of one or more DeAM Funds since __________.

                                                                                                                  Number of
                                                                                                                  Funds in the
                           Position with the                                                                      Fund Complex
                           Fund and                                                                               to be Overseen
Name and Birth             Length of Time        Business Experience and Directorships During the                 by Trustee
Date                       Served                Past 5 Years                                                     Nominee(1)
William N. Searcy          Trustee Nominee       Pension & Savings Trust Officer, Sprint Corporation(2)                84
09/03/46                                         (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).  Has been a Trustee or Director of one or more DeAM Funds since __________.

Robert H. Wadsworth        Trustee Nominee       President, Robert H. Wadsworth Associates, Inc. (consulting firm)     87
1/29/40                                          (1982 to present); President and Director, Trust for Investment
                                                 Managers (registered investment company) (1999 to present).
                                                 Formerly President, Investment Company Administration, L.L.C.
                                                 (1992* - July 2001); President, Treasurer and Director, First Fund
                                                 Distributors, Inc. (1990 - January 2002); Vice President,
                                                 Professionally Managed Portfolios (1999-2002) and Advisors Series
                                                 Trust (1997-2002) (registered investment companies) and President,
                                                 Guinness Flight Investment Funds, Inc. (registered investment companies).  Has been a Trustee or Director of one or more DeAM
                                                 Funds since __________.

                                                 * Inception date of the corporation which was the predecessor to the LLC.

Interested Trustee
Nominee
-------
Richard T. Hale(3)         Trustee Nominee       Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche   84
7/17/45                                          Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to
                                                 present); Director and President, Investment Company Capital Corp.
                                                 (registered investment advisor) (1996 to present); Director,
                                                 Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Vice President, Deutsche Asset Management,
                                                 Inc. (2000 to present).  Chartered Financial Analyst.  Formerly,
                                                 Director, ISI Family of Funds (registered investment companies)
                                                 (1992-1999).


Officers
--------
Karen J. Knudson           President and         Managing Director, Senior Vice President, Real Estate Securities,
10/23/57                   Chief Executive       RREEF America. Formerly, Senior Vice President and Chief Financial
                           Officer               Officer, Security Capital Group (investment advisor) (January
                                                 1993-January 1995) and Real Estate Investment Manager and
                                                 Senior Vice President, Bailard, Biehl and Kaiser (November
                                                 1983-January 1993).

                                                                                                                  Number of
                                                                                                                  Funds in the
                           Position with the                                                                      Fund Complex
                           Fund and                                                                               to be Overseen
Name and Birth             Length of Time        Business Experience and Directorships During the                 by Trustee
Date                       Served                Past 5 Years                                                     Nominee(1)
Peter J. Broccolo          Vice President and    Managing Director, Senior Vice President, Client Relations, RREEF
11/12/56                   Assistant Secretary   America.  Formerly, Vice President, LaSalle Partners (1985-1993)
                                                 and Vice President, First Chicago Corp. (real estate lending)
                                                 (1978-1985).

Paula M. Ferkull           Secretary and         Global Chief Operating Officer, DB Real Estate and Principal,
12/11/50                   Treasurer             Managing Director, Senior Vice President, Controller, Treasurer,
                                                 Secretary and Chief Financial Officer, RREEF America.

Mark D. Zeisloft           Vice President and    Vice President and Head of Operations, RREEF America.  Formerly,
12/22/62                   Assistant Treasurer   Vice President/Credit Officer, Corporate Real Estate/REIT Group at
                                                 the First National Bank of Chicago (June 1994-June 1996).

-----------
1. [As of March 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the 'Fund Complex') is 89.]
2. A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3. Mr. Hale is a director who is an  'interested  person' within the meaning of
   Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.


           Ownership in Securities of DeAM, Inc. and Related Companies

                  [As reported to the Fund, as of ___________, 2002 the Independent Trustee Nominees and their immediate family members do not own securities of DeAM, Inc. or an entity directly or indirectly controlling, controlled by, or under common control with DeAM, Inc.]

                           Trustee Compensation Table

                  The following table sets forth the compensation paid to the current Independent Trustees by the Fund for the fiscal year ended November 30, 2001.

--------------------------------------------------------------------------------------------------------------------------
Name of Person,                  Aggregate Compensation   Pension or             Estimated Annual     Total Compensation
Position                         from the Fund Payable    Retirement Benefits    Benefits Upon        from the Fund
                                 to Trustees              Accrued as Part of     Retirement           Payable to
                                                          Fund Expenses                               Trustees
-------------------------------- ------------------------ ---------------------- -------------------- --------------------
Nicholas C. Babson               $10,900                  $0                     $0                   $10,900
-------------------------------- ------------------------ ---------------------- -------------------- --------------------
Richard W. Burke                 $12,900                  $0                     $0                   $12,900
-------------------------------- ------------------------ ---------------------- -------------------- --------------------
Robert L. Stovall                $12,900                  $0                     $0                   $12,900
--------------------------------------------------------------------------------------------------------------------------

                  The Board has established an Audit Committee, a Nominating Committee and an Executive Committee. The Audit and Nominating Committees are composed of the current Independent Trustees. Mr. Burke and Ms. Knudsen (Interested Trustee) are currently the members of the Executive Committee. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee annually recommends the independent accountants. It also reviews financial statements, the scope and results of the independent accountants' audit and non-audit services, and other audit-related issues of the Fund. The Audit Committee meets with Fund management and the independent accountants to discuss the audit and auditor independence. The Nominating Committee reviews and nominates persons to serve as members of the Board of Trustees. The Nominating Committee accepts recommendations from shareholders, Fund management and others for nominations of Trustees. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Fund. When the Board of Trustees is not in session, the Executive Committee may exercise all of the powers of the Board of Trustees in the management and affairs of the Fund unless prohibited by law or the Fund's by-laws. The Executive Committee also reviews and makes recommendations concerning pricing of the Fund's portfolio securities when a particular security cannot be properly valued. During the Fund's most recent fiscal year the Board held six meetings, the Audit and Compliance Committee held two meetings, the Nominating Committee did not meet and the Executive Committee did not meet. [No Trustee attended less than 75% of the applicable meetings.] If the Trustee Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Fund.

                  Mr. Hale, if elected, will not be a member of the Audit Committee or the Nominating Committee.

Recommendation of the Board of Trustees

                  The Board of Trustees believes that coordinated governance through a unified board structure will benefit the Fund.

                    In their deliberations, the Board of Trustees considered various matters related to the management and long-term welfare of the Fund. The Board considered, among other factors, the advantages to Fund shareholders of being part of the larger DeAM Fund Complex, including the opportunity to grow the Fund's assets by participating in (1) the Complex's distribution system and
(2) a merger with another real estate fund that is currently part of the Complex, as well as other potential benefits associated with being included in the DeAM Fund Complex. In this regard, the Board also considered that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Fund and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for Board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Board to use time more efficiently. There may also be cost savings to the Fund because Trustees will serve an increased number of investment companies.

                  The Board also considered that a unified group board structure benefits the Fund by creating an experienced group of Board members who understand the operations of the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. The Board gave considerable weight to their expectation that the Fund will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Board and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds.

                  The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Fund and management.

                  In addition, the Board considered certain other advantages of enlarging the Board. These included that enlarging the Board will afford an increased range of experience among Board members and makes it more likely that the Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Board determine to revise its structure through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of their deliberations, the Board also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, the Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Board.

                  Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommends that the shareholders of the Fund vote 'FOR' the election of the Trustee Nominees as set forth in this Proposal.

                  If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve, effective the Effective Date, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Trustee Nominees are not elected, the Fund's Board will consider what action is appropriate based upon the interests of the Fund's shareholders.

                                   PROPOSAL II

                       Approval Of New ADVISORY Agreement

Introduction

                  It is proposed that shareholders approve a new investment advisory agreement between the Company, on behalf of the Fund, and DeAM, Inc. ('New Advisory Agreement'). Shareholders are being asked to approve the New Advisory Agreement for two reasons.

                  First, on April 22, 2002, Deutsche Bank Americas Holding Corp. acquired all of the securities of RoPro U.S. Holding, Inc. (the 'Acquisition'), the ultimate parent company of RREEF America. The Acquisition resulted in the assignment and subsequent automatic termination of the advisory agreement between the Company and RREEF America. Since April 22, 2002, RREEF America has served as the investment advisor to the Fund pursuant to an interim advisory agreement between the Company and RREEF America. The Board of Trustees has determined to appoint a new affiliate of RREEF America, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, as the new investment advisor to the Fund, subject to shareholder approval. The Fund's current portfolio managers will become dual employees of RREEF America and DeAM, Inc., and will continue to manage the Fund under the New Advisory Agreement.

                  Second, the New Advisory Agreement also is being proposed in order to implement a new expense structure for the Fund. Currently, the Fund pays RREEF America a single fee for providing advisory and substantially all other services that the Fund needs to operate (this type of fee is often called a 'unitary fee'). Under the new expense structure, the Fund would pay DeAM, Inc. a fee for advisory services under the New Advisory Agreement, and would separately pay other service providers to provide the other services the Fund needs to operate (such as administration, transfer agency, custodial and distribution services). The New Advisory Agreement will also assist the Fund in implementing its plans to offer additional classes of shares with different distribution fee structures.

                  For its most recent fiscal year, the Fund's expense ratio was 1.17% of the Fund's average net assets. Under an Expense Limitation Agreement with the Fund, DeAM, Inc. will be obligated to waive a portion of its fee or reimburse Fund expenses to limit the Fund's net expense ratio to 1.00% until August 30, 2004. As a result, the Fund's expense ratio would be reduced from 1.17% to 1.00%.

                  DeAM, Inc. has agreed to maintain the waiver for a minimum of two years, and has advised the Board that it has no present intention to change the waiver thereafter. DeAM, Inc. may continue the waiver indefinitely or may eliminate or reduce it after the two year period. Before eliminating or reducing the waiver, DeAM, Inc. will give advance notice to the Board.

                  These changes are not currently expected to have any significant effect on the management of the Fund. As mentioned above, like DeAM, Inc., RREEF America is now a wholly owned subsidiary of Deutsche Bank. Further, the Fund's current portfolio managers will become dual employees of DeAM, Inc. and RREEF America, and will continue to manage the Fund's assets. The Fund also will have the same investment objective, strategies and risks.

The Current and New Expense Structures

           Under the 'unitary fee' structure included in the Former Advisory Agreement, RREEF America serves as the Fund's investment advisor and pays all expenses of managing and operating the Fund (other than brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees, and extraordinary expenses). In exchange, the Fund pays RREEF America a fee of 1.00% of the Fund's assets. The advisory fee rate paid by the Fund under its Former Advisory Agreement and the advisory fee paid by the Fund for the most recent fiscal year are set forth in Exhibit C to this Proxy Statement. Exhibit C also sets forth: (i) the rates of compensation payable under the New Advisory
Agreement: (ii) the difference between the rate of compensation payable under the New Advisory Agreement and the rate of compensation payable under the Former Advisory Agreement; and (iii) the amount the advisor would have received if the New Advisory Agreement had been in effect in the most recent fiscal year.

                  The expense structure under the New Advisory Agreement is different. Under the New Advisory Agreement, DeAM, Inc. is responsible for providing advisory services to the Fund; furnishing, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs; and paying any expenses it incurs in providing advisory services under the New Advisory Agreement. For these services, DeAM, Inc. would receive a fee of 0.65% of the Fund's assets, based on current asset levels. The Fund, however, assumes all other expenses of the Fund, including, administration fees, distribution fees, custodial fees, transfer agency fees, legal expenses, and accounting fees. The Fund would separately pay other service providers, pursuant to written service agreements, to provide the other services that the Fund would need to operate and conduct its business (such as administrative, transfer agency, custodial and distribution services). For example, the Fund would enter into an agreement with an administrator to provide administrative services to the Fund for a stated fee and would enter into an agreement with a custodian to provide custodial services to the Fund for a stated fee.

                  Under the new expense structure, DeAM, Inc. and the Fund have agreed to an Expense Limitation Agreement, pursuant to which DeAM, Inc. is obligated to waive its fees and/or reimburse Fund expenses in order to limit the Class A Shares' net operating expenses to 1.00% of the Class A Shares' average daily net assets. This arrangement will continue until August 30, 2004 and may be extended beyond that date. As shown below, absent the Expense Limitation Agreement, the Fund's total operating expense would be 2.09% of the Fund's average daily net assets.

Fee Table

The following table illustrates the fees and expenses under the current expense structure and the new expense structure for the Fund's most recent fiscal year.

-----------------------------------------------------------------------------------------------------------------
                                                        Current Fees                 New Fees
------------------------------------------------------- ---------------------------- ----------------------------
Management Fee                                          1.00%(1)                     0.65%
------------------------------------------------------- ---------------------------- ----------------------------
Distribution (12b-1) Fee                                None                         None
------------------------------------------------------- ---------------------------- ----------------------------
Other Expenses                                          0.17%                        1.44%
------------------------------------------------------- ---------------------------- ----------------------------
Total Annual Fund Operating Expenses                    1.17%                        2.09%
------------------------------------------------------- ---------------------------- ----------------------------
Fee Waiver(2)                                           None                         1.09%
------------------------------------------------------- ---------------------------- ----------------------------
Net Annual Fund Operating Expenses                      1.17%                        1.00%
-----------------------------------------------------------------------------------------------------------------

(1) Out of the management fee, RREEF America pays all expenses of managing and operating the Fund except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees) and extraordinary expenses. RREEF America may use a portion of the management fee to pay for distribution of Fund shares and to pay unaffiliated third parties who provide record-keeping and administrative services.
(2) DeAM, Inc. has contractually agreed to waive its fee and/or reimburse expenses to the extent necessary to limit the Class A Shares' 'Net Annual Fund Operating Expenses' to 1.00% of the Class A Shares' average daily net assets. This arrangement will continue until August 30, 2004 and may be continued beyond that date.

Example:

                  The examples below are intended to help compare the costs of investing in the Fund under the current expense structure and under the new expense structure. The example illustrates the expenses incurred on a $10,000 investment in the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you reinvested all dividends and distributions, and you sold your shares at the end of the period. The 1-Year example number under 'New Structure' below is based on Net Annual Fund Operating Expenses.

----------------------------------------------------------------------------------------------------------------------
                            1 Year               3 Years                 5 Years                10 Years
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Current Structure           $119                 $372                    $644                   $1,420
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
New Structure               $                    $                       $                      $
----------------------------------------------------------------------------------------------------------------------

More Information About the Former and New Advisory Agreements

                  The Former Advisory Agreement. The Former Advisory Agreement was initially approved by the Board, including a majority of those Board members who are not 'interested persons' (as defined in the 1940 Act) of the Fund or RREEF America (the 'Independent Trustees'). The terms and conditions of the Former Advisory Agreement (which terminated when the Acquisition occurred) and the Interim Advisory Agreement (which is currently in effect) are identical except for changes needed to comply with the SEC rules and regulations for interim advisory contracts.

                  Exhibit D to this Proxy Statement lists: (i) the date of the Former Advisory Agreement; (ii) the most recent date on which the Former Advisory Agreement was approved by the Fund's Trustees, including a majority of the Independent Trustees, and by the Fund's shareholders; and (iii) the reason the agreement was submitted to shareholders for their approval.

                  The following description of the Former Advisory Agreement is a summary and does not describe all terms and provisions of the Agreement.

                  Responsibilities. Under the Former Advisory Agreement, RREEF America supervises the Fund's investments and, either directly or through delegates, maintains a continuous investment program for the Fund, determines what securities should be purchased or sold by the Fund, secures and evaluates such information as it deems proper, and takes whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders for the Fund. Subject to the supervision and control of the Board of Trustees, RREEF America agrees, in carrying out its obligations, to conform to
(a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Fund's registration statement, (c) the provisions of the Company's Declaration of Trust and By-Laws, and (d) any other applicable provisions of law. RREEF America also provides the Company with all physical facilities and personnel required to carry on the business of the Fund, including, but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software, and salaried and hourly paid personnel.

                  Delegation. Under the Former Advisory Agreement, RREEF America is authorized to, from time to time, contract with such persons or entities it chooses (whether affiliated or unaffiliated) to obtain information, investment advisory and management services, or such other services as RREEF America deems appropriate. RREEF America, not the Fund, is responsible for paying any fees, compensation, or expenses to any such person or entity. Any delegation arrangement is, to the extent required by law, subject to the approval of the Trustees, including a majority of the Independent Trustees, and the shareholders of the Fund.

                  Term and Termination. The Former Advisory Agreement had an initial term of two years from its execution. The Agreement continues thereafter as long as its continuance is specifically approved at least annually (a) by the Trustees of the Company or by the vote of a majority of the outstanding voting securities of each series and (b) by the vote of a majority of the Trustees of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Former Advisory Agreement may be terminated by RREEF America at any time without penalty upon giving the Company sixty (60) days' written notice, and may be terminated at any time without penalty by the Trustees of the Company or by vote of a majority of the outstanding voting securities of each series on sixty (60) days' written notice to RREEF America.

                  Non-Exclusivity. The Former Advisory Agreement does not limit or restrict the right of RREEF America, or the right of any of its officers, directors, or employees (who may also be a Trustee, officer, or employee of the Company), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

                  Standard of Care and Liability. Under the Former Advisory Agreement, RREEF America is not liable to the Company or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security, except RREEF America is liable for its willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the Agreement.

                  The New Advisory Agreement. The form of the New Advisory Agreement for the Fund is attached to this Proxy Statement as Exhibit E. The description of the New Advisory Agreement set forth below is qualified in its entirety by reference to Exhibit E.

                  Responsibilities. Under the New Advisory Agreement, DeAM, Inc. agrees to provide the Fund with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets. Subject to the supervision and control of the Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Fund's registration statement, (c) the provisions of the Company's Declaration of Trust and By-Laws, and (d) any other applicable provisions of state and federal law. DeAM, Inc. also agrees to furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs; and to pay any expenses it incurs in providing advisory services under the New Advisory Agreement.

                  Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund, (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Trustees; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services for the Fund's principal office;
(e) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Fund;
(f) determine which issuers and securities will be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Trustees; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Trustees; and, (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Fund and reports to and filings with the SEC and state Blue Sky authorities.

                  Delegation. Under the New Advisory Agreement, DeAM, Inc. is authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change is a timely fashionnotice following approval by the Independent Trustees. In addition, under the New Advisory Agreement, DeAM, Inc. may delegate certain of its duties to an unaffiliated sub-advisor, subject to the prior approval of the Independent Trustees, the full Board and the shareholders of the Fund. The advisory fee rates paid by the Fund would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the activities of any sub-advisor.

                  The New Advisory Agreement makes explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the SEC, where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New Advisory Agreement would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

                  Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

                  Term and Termination. If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. The New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, by the Board of Trustees; by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by DeAM, Inc. upon 60 days' written notice.

                  Non-Exclusivity. The services of DeAM, Inc. are not deemed to be exclusive and nothing in the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and their series, and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

                  Standard of Care and Liability. Under the New Advisory Agreement, DeAM, Inc. will exercise care and diligence, and will act in good faith and use its best efforts within reasonable limits to ensure the accuracy of all services it performs under the Agreement. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Fund or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreement.

                  Brokerage Matters. Under the New Advisory Agreement, DeAM, Inc. is authorized to select the brokers or dealers that will execute the Fund's portfolio transactions. Under the New Advisory Agreement, when it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the Fund or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to cause the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of brokerage or research services. When it can be done consistently with obtaining best execution, in selecting brokers and dealers with which to place portfolio transactions for the Fund, DeAM, Inc. may consider its affiliates and also firms that sell shares of the Fund or other mutual funds advised by DeAM, Inc. or its affiliates or recommend the purchase of such funds.

                  Primary Differences Between the Former and New Advisory Agreements.

                  The following is a summary of the primary differences between the Former Advisory Agreement and the New Advisory Agreement. This summary does not identify or describe all differences between these agreements.

                  Fees and Expenses. As described above, the expense structures under the Former and New Advisory Agreements differ. Under the Former Advisory Agreement, the Fund pays RREEF America a single fee in exchange for RREEF America providing or arranging for the provision of substantially all of the services that the Fund needs to operate and conduct its business as a mutual fund. Under the New Advisory Agreement, DeAM, Inc. is responsible only for providing advisory and certain related services to the Fund. The Fund would separately pay other service providers, pursuant to written service agreements, to provide the other services that the Fund would need to operate and conduct its business (such as administrative, transfer agency, custodial and distribution services).

                  Delegation. The delegation provisions in the Former and New Advisory Agreements are different. Under the New Advisory Agreement, DeAM, Inc. may delegate its duties to affiliated sub-advisors without shareholder approval. This delegation is subject only to the approval of the Independent Trustees and the full Board. In addition, under the New Advisory Agreement, DeAM, Inc. may delegate certain of its duties to an unaffiliated sub-advisor, subject to the prior approval of the Independent Trustees, the full Board and the shareholders of the Fund. Under the Former Advisory Agreement, RREEF America may delegate its duties to sub-advisors or other persons or entities (affiliated or unaffiliated). This delegation, however, is subject to both shareholder approval and Board approval.

                  Brokerage Matters. Unlike the New Advisory Agreement, the Former Advisory Agreement does not address brokerage matters. As described above, the New Advisory Agreement includes a number of provisions regarding brokerage matters, which are believed to be consistent with the existing practices of the Fund. These provisions can be found in Exhibit E.

Management of the Fund

                  The Current Advisor. RREEF America, located at 875 N. Michigan Avenue, 41st Floor, Chicago, Illinois 60611, currently acts as the investment advisor to the Fund. RREEF America is registered as an investment advisor with the SEC and serves as investment advisor to one investment company, the Fund. As of [date], 2002, RREEF America had approximately $ [no.] billion of assets under management. RREEF America is a wholly-owned subsidiary of Romeo One, LLC. The address of Romeo One, LLC is [________________]. RoAdco I, Inc. and RoAdco II, Inc. each own 50% of Romeo One, LLC. The address of RoAdco I, Inc. is [_____________________]. The address of RoAdco II, Inc. is
[_____________________]. RoAdco I, Inc. and RoAdco II, Inc. are both wholly-owned subsidiaries of Romeo U.S. Group, Inc. The address of Romeo U.S. Group, Inc. is [______________]. Romeo U.S. Group, Inc. is a wholly-owned subsidiary of RoPro U.S. Holding, Inc. The address of RoPro U.S. Holding, Inc. is [_________________________]. RoPro U.S. Holding, Inc. is a wholly-owned subsidiary of Deutsche Bank Americas Holding Corp. The address of Deutsche Bank Americas Holding Corp. is [_________________]. Deutsche Bank Americas Holding Corp. is a wholly-owned subsidiary of Deutsche Bank. The address of Deutsche Bank is Taunusanlage 12, D-60325, Frankfurt am Main, Germany. Deutsche Bank is a publicly-traded company (NYSE: DB).

                  The Proposed New Advisor. DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, is located at 280 Park Avenue, New York, New York 10017. DeAM, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. serves as investment advisor to 35 investment companies and investment sub-advisor to 50 investment companies. See Exhibit F to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or sub-advises that have investment objectives similar to those of the Fund, together with information regarding the asset size and the fees charged to those companies. As of [April 30, 2002], DeAM, Inc. had approximately $93.8 billion of assets under management.

                  The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

                  Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its subsidiaries).

                  Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Trustee Nominees is provided in Exhibit H to this Proxy Statement.

Recommendation of the Board of Trustees

                  At a meeting of the Board of Trustees of the Fund held on June 17, 2002, called for the purpose of, among other things, voting on approval of the New Advisory Agreement, the Board, including the Independent Trustees, unanimously approved, subject to shareholder approval, the New Advisory Agreement. In reaching this conclusion, the Board of Trustees obtained from DeAM, Inc. such information as they deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the Fund. In approving the New Advisory Agreement, the Independent Trustees considered numerous factors, including, among others, management's goal of bringing the Fund into the Deutsche Asset Management organization following the Acquisition. In this regard, the Independent Trustees considered, among other factors, the advantages to Fund shareholders of being part of the larger DeAM Fund Complex, including the opportunity to grow the Fund's assets by participating in (1) the Complex's distribution system and (2) a proposed merger with another real estate fund that is currently part of the Complex, and other potential benefits associated with being included in the DeAM Fund Complex. The Independent Trustees also considered the nature, quality and extent of services proposed to be provided by DeAM, Inc. to the Fund under the New Advisory Agreement; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; staffing and capabilities of DeAM, Inc. to manage the Fund; the current and proposed expense structures and investment advisory fees under the Former Advisory Agreement and the New Advisory Agreement, including the proposed contractual fee waiver and the fact that with such waiver the Fund's fees will be lower; and current expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups. The Board also considered other factors, such as brokerage practices and soft dollar benefits.

                  In addition, the Board considered that it may be beneficial to the Fund to allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Fund would require the prior approval of a majority of the members of the Fund's Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the Fund would not be affected by any action taken to delegate services to other Deutsche Asset Management entities or their employees in reliance on the New Advisory Agreement because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the Fund; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

                   Based on the factors discussed above, and others, the Board of Trustees determined that the New Advisory Agreement is fair and reasonable and in the best interest of the Fund and its shareholders. Based on all of the foregoing, at the meeting on June 17, 2002, the Board of Trustees, including the Independent Trustees, voted unanimously to approve the New Advisory Agreement and to recommend it to the shareholders of the Fund for their approval.

Required Vote

                  Approval of the New Advisory Agreement requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required') of the Fund.

                  Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommends that the shareholders of the Fund vote 'FOR' the approval of the New Advisory Agreement as set forth in this Proposal.

                  If the New Advisory Agreement is approved by the shareholders, the agreement is to become effective [immediately] [upon termination of the Interim Agreement]. If the New Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action is appropriate based upon the interests of the shareholders.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

                  The Fund's financial statements for its most recent fiscal year were audited by Deloitte & Touche LLP ('D&T'), independent auditors. [In addition, D&T prepares the Fund's federal and state annual income tax returns and provides certain non-audit services to the Fund. During the Board's most recent consideration of the selection of auditors for the Fund, the Board considered whether the provision of non-audit services to the Fund was compatible with maintaining D&T's independence.] The Board of Trustees has selected D&T as the independent auditors for the Fund's fiscal year ending November 30, 2002. D&T has been the Fund's independent auditors since [date]. [D&T has informed the Fund that it has no material direct or indirect financial interest in the Fund.]

                  [Representatives of D&T are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.]

                  Audit Fees. The aggregate fees billed by D&T for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's report to shareholders were $[_________].

                  Financial Information Systems Design and Implementation Fees. [There were no fees billed by D&T for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, RREEF America or entities that control, are controlled by or are under common control with RREEF America that provide services to the Fund.]

                  All Other Fees. There were $[________] in fees billed for the Fund and $[_________]in fees billed for RREEF America and entities that control, are controlled by or are under common control with RREEF America that provide services to the Fund by D&T for the most recent fiscal year for other services provided to the Fund.

                                OTHER INFORMATION

Portfolio Transactions

                  For the fiscal year ended November 30, 2001, the Fund did not pay commissions to an affiliated broker dealer. Currently, the Fund pays commissions to a broker dealer affiliated with Deutsche Bank and DeAM, Inc.

Other Service Providers

                  The Fund's principal underwriter is Sunstone Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, a registered broker dealer and affiliate of the Sunstone Financial Group, Inc. Sunstone Financial Group, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, is the Fund's transfer agent and administrator.

                                  VOTE REQUIRED

                  Approval of Proposal I for the Fund requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a quorum is present. Approval of Proposal II requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act) of the Fund. 'Majority of the outstanding voting securities' (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the special meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposal II, which requires the approval of a specified percentage of the outstanding voting securities of the Fund.

--------------------------------------------------------------------------------
       THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE
      SHAREHOLDERS VOTE 'FOR' APPROVAL OF PROPOSALS I AND II. ANY UNMARKED
                            PROXIES WILL BE SO VOTED.
--------------------------------------------------------------------------------

                  The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

                  The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement.

                  Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

                  Shareholders holding at least two-thirds of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Fund's Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

                  IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT [________________________________] AT 1-800-[_____________].

--------------------------------------------------------------------------------
   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE special MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED
  PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS FOR
       VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.
--------------------------------------------------------------------------------

                                       By Order of the Board of Trustees,


                                       [Name and Title of Officer]
[_______________], 2002

--------------------------------------------------------------------------------
      THE BOARD OF TRUSTEES OF THE FUND HOPES THAT SHAREHOLDERS WILL ATTEND
      THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED
          TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE
         ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY
            TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).
--------------------------------------------------------------------------------

                                                                       Exhibit A

----------------------------------------------------------------------------------------------------------------------
                      SHARES OUTSTANDING AS OF RECORD DATE
----------------------------------------------------------------------------------------------------------------------
                            CLASS                                           NUMBER OF SHARES OUTSTANDING
-------------------------------------------------------------- -------------------------------------------------------
 Class A Shares
----------------------------------------------------------------------------------------------------------------------

                                                                       Exhibit B

THE FUND'S PRINCIPAL SHAREHOLDERS

The following table lists the holders of five percent or more of the Fund's Class A shares as of June 18, 2002, the record date.

5% Shareholders*
RREEF RREAL ESTATE SECURITIES FUND                              Class A Shares

                                              Shares Beneficially      Percent Ownership of
Name and Address of Beneficial Owner               Owned                Outstanding Shares
------------------------------------               -----                ------------------
American Express Trust Co.*                   [464,224.168**]                  [31.29%]
FBO American Express Trust
Retirement Services Plans
Attn:  Pat Brown
50534 AXP Financial Ctr.
Minneapolis, MN  55474

Charles Schwab & Co., Inc.*                   [639,235.358**]                  [43.08%]
Special Custody Account for the
Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Diocese of the Armenian Church                 [79,872.204]                     [5.38%]
FBO Armenian Church
Endowment Fund
630 Second Avenue
New York, NY  10016


Herbert Herff Trust Foundation                [233,875.911]                    [15.76%]
FBO The University of Memphis
271 Administration Building
Memphis, TN  38152

*   Owner of record, not beneficial owner.
** Karen J. Knudson, a trustee and executive officer of the Fund, is the beneficial owner of [84,857.6] Class A shares ([5.72%] of outstanding Class A shares). The number of shares owned by the American Express Trust Co. includes 2,420 Class A shares held in a custody account for Ms. Knudson, and the number of shares owned by Charles Schwab & Co., Inc. includes [82,437.6] Class A shares held in a custody account for Ms. Knudson.

As of June 18, 2002, the trustees and officers of the Fund owned [6.91%] of the Fund's outstanding Class A Shares.

                                                                       Exhibit C



                                  ADVISORY FEES


I.       Rate of Compensation Payable under the Former Advisory Agreement

         1.00% of average daily net assets.

II.      Rates of Compensation Payable under the New Advisory Agreement

         DeAM is entitled to receive from the Fund monthly compensation at an annual rate of 0.65% of the first $100 million of the Fund's average daily net assets, 0.55% of the Fund's average daily net assets exceeding $100 million but not exceeding $200 million, 0.50% of the Fund's average daily net assets exceeding $200 million but not exceeding $300 million and 0.45% of the Fund's average daily net assets exceeding $300 million.

III.     Aggregate Advisory Fees

         For providing services under the current advisory agreement, the Fund paid RREEF America $167,351 for the fiscal year ended November 30, 2001, and RREEF America paid, on behalf of the Fund, fund expenses in excess of the amount it received in fees.

         If the New Advisory Agreement and Expense Limitation Agreement had been in effect for the fiscal year ended November 30, 2001, the Advisor would have received $108,784, but also would have been obligated to waive $182,423 in fees and expenses pursuant to the terms of the Expense Limitation Agreement.

IV.      Difference Between New Advisory Fee and Former Advisory Fee

         The aggregate advisory fee under the New Advisory Agreement is 0.35% less than the aggregate advisory fee under the Former Advisory Agreement.

                                                                       Exhibit D

---------------------------------------------------------------------------------------------
                                                  Date Last Approved By Fund's
----------------------------------- ---------------------------------------------------------
Date of Former Advisory Agreement
                                            Trustees                   Shareholders
----------------------------------- ------------------------- -------------------------------
 Interim Advisory Agreement dated        April 8, 2002                Not Applicable
          April 23, 2002
---------------------------------------------------------------------------------------------

                                                                       Exhibit E

                      FORM OF INVESTMENT ADVISORY AGREEMENT
                      -------------------------------------

         THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of ________, ______ by and between RREEF SECURITIES TRUST, a Delaware business trust (the 'Trust') on behalf of RREEF RREAL ESTATE SECURITIES FUND (the 'Fund'), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the 'Advisor').

         WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'); and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

         WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment of Investment Advisor. The Trust hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Trust's Board of Trustees. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

         2. Delivery of Documents. The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

         (a) The Trust's Declaration of Trust, filed with the State of Delaware on September 15, 1999 and all amendments thereto (such Declaration of Trust, as presently in effect and as they shall from time to time be amended, are herein called the 'Declaration of Trust');

         (b) The Trust's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');

         (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the Advisor and approving this Agreement;

         (d) The Trust's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the 'SEC') on September 21, 1999;

         (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. 333-87521) and under the 1940 Act as filed with the SEC on ____________ relating to the shares of the Fund and its series, and all amendments thereto; and

         (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus'). The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

         3. Duties of Investment Advisor. In carrying out its obligations under
Section 1 hereof, the Advisor shall:

         (a) supervise and manage all aspects of the Fund's operations, except for distribution services;

         (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

         (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Trust's Board of Trustees;

         (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

         (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

         (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;

         (h) supervise the operations of the Fund's transfer and dividend disbursing agent;

         (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Trust's Board of Trustees; and

         (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Fund and reports to and filings with the SEC and state Blue Sky authorities.

         4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting securities transactions will be to obtain the best price and execution on an overall basis. In performing this function the Advisor shall comply with applicable policies established by the Board of Trustees and shall provide the Board of Trustees with such reports as the Board of Trustees may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Trustees of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Subject to the policies established by the Board of Trustees in compliance with applicable law, the Advisor may direct Deutsche Bank Securities Inc. or its affiliates ('DB Securities') to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

         The Fund will not deal with the Advisor or DB Securities in any transaction in which the Advisor or DB Securities acts as a principal with respect to any part of the Fund's order. If DB Securities is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Trustees in compliance with the rules of the SEC.

         5. Control by Board of Trustees. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

         6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

               (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

               (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and 1940 Act;

               (c) the provisions of the Declaration of Trust;

               (d) the provisions of the By-Laws; and

               (e) any other applicable provisions of Federal and State law.

         7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

         (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund, for the proper conduct of its affairs.

         (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not 'interested persons' (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         8. Delegation of Advisory Services.

                  (a) Subject to the approval of the Board of Trustees including a majority of the Trust's Trustees who are not 'interested persons' (as defined in the 1940 Act) of the Fund and shareholders of the Fund, the Advisor may delegate to an unaffiliated sub-advisor its duties enumerated in Section 3, hereof. The Advisor shall continue to supervise the activities of any such sub-advisor and shall report regularly thereon to the Trust's Board of Trustees, but shall not be responsible for the sub-advisor's performance under the sub-advisory agreement.

                  (b) Subject to the prior approval of a majority of the members of the Trust's Board of Trustees, including a majority of the Trustees who are not 'interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in Section 3 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such who are not 'interested persons,' as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

                  (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Trust's Board of Trustees. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions.

         9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate of 0.65% of the first $100 million of the Fund's average daily net assets, 0.55% of the Fund's average daily net assets exceeding $100 million but not exceeding $200 million, 0.50% of the Fund's average daily net assets exceeding $200 million but not exceeding $300 million and 0.45% of the Fund's average daily net assets exceeding $300 million.

         Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

         10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         11. Term and Renewal. This Agreement shall become effective as of the date hereof and shall continue in force and effect, subject to Section 12 hereof, for two years from the date hereof. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act), and

         (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or 'interested persons' (as defined in the 1940
     Act) of a party to this Agreement (other than as Trustees of the Trust) by votes cast in person at a meeting specifically called for such purpose.

         12. Termination. This Agreement may be terminated without the payment of any penalty, by the Fund upon vote of the Trust's Board of Trustees or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or by the Advisor, upon sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

         13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

         14. Non-Liability of Trustees and Shareholders. Any obligation of the Trust hereunder shall be binding only upon the assets of the Trust or the applicable series thereof, and shall not be binding upon any Trustee, officer, employee, agent, or shareholder of the Trust. Neither the authorization of any action by the Trustees or the shareholders of the Trust nor the execution of this Agreement on behalf of the Trust shall impose any liability upon any Trustee or shareholder.

         15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust for this purpose shall be 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

         16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Delaware.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.



[SEAL]                                           RREEF SECURITIES TRUST

Attest: __________________                       By:  __________________________
Name:   __________________                       Name:  ________________________
                                                 Title:  _______________________


[SEAL]                                           DEUTSCHE ASSET MANAGEMENT, INC.

Attest: __________________                       By:  __________________________
Name:   __________________                       Name:  ________________________
                                                 Title:  _______________________

                                                                       Exhibit F



    Other Funds with Similar Investment Objectives Sub-Advised by DeAM, Inc.

         DeAM, Inc. acts as sub-advisor to the Top 50 US Portfolio, a portfolio of Deutsche Portfolio Trust. The Top 50 US Portfolio has the investment objective of seeking high capital appreciation and, as a secondary objective, reasonable dividend income. However, as compared to the Fund, the Top 50 US Portfolio employs widely differing investment policies and styles in seeking these objectives, as it invests primarily in equity securities.

         The following table provides comparative information on fees paid to DeAM, Inc. for sub-advisory services provided to the Top 50 US Portfolio:

                                            Average Net Assets for the             Sub-Advisory Fee (as a percentage of
                                           fiscal year ended August 31,          average daily net assets) for the fiscal
                                                     2001                              year ended August 31, 2001
Top 50 US Portfolio                             $ 35,881,179.19                                    0.60%

                                                                       Exhibit G

               Principal occupations of each director and principal executive officer of DeAM, Inc.

         The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017.

-------------------------------------------------------------------------------------------------------------------
                           Name                                             Principal Occupation
-------------------------------------------------------------------------------------------------------------------
Dean Sherman Barr                                         President and Chief Investment Officer
-------------------------------------------------------------------------------------------------------------------
Audrey Theresa Jones                                      Director and Executive Vice President
-------------------------------------------------------------------------------------------------------------------
William George Butterly                                   Secretary and Executive Vice President
-------------------------------------------------------------------------------------------------------------------
Mary Anne Mullin                                          Compliance Officer
-------------------------------------------------------------------------------------------------------------------
Gwyn Morgan Thomas                                        Director and Vice President
-------------------------------------------------------------------------------------------------------------------
Lori Callahan                                             Director and Chief Administrative Officer
-------------------------------------------------------------------------------------------------------------------

                                                                       Exhibit H

                                                                                          Aggregate Dollar Range of Ownership as of
                                                                                          May 31, 2002 in all Funds Overseen or to
                                                                                          be Overseen by Trustee or Trustee Nominee
              Director               Dollar Range of Beneficial Ownership in the Fund(1)  in the Family of Investment Companies
Independent Trustee Nominees
----------------------------

Richard R. Burt                       $                                                    Over $100,000
S. Leland Dill                        $                                                    Over $100,000
Martin J. Gruber                      $                                                    $10,001-$50,000
Joseph R. Hardiman                    $                                                    Over $100,000
Richard J. Herring                    $                                                    Over $100,000
Graham E. Jones                       $                                                    Over $100,000
Rebecca W. Rimel                      $                                                    Over $100,000
Philip Saunders, Jr.                  $                                                    $50,001-100,000
William N. Searcy                     $                                                    $10,001-$50,000
Robert H. Wadsworth                   $                                                    $50,001-$100,000

Interested Trustee Nominee
--------------------------

Richard T. Hale                       $                                                    Over $100,000

-----------
1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are:
   None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

                                                                 Vote by Touch-Tone Phone, by Mail or via the Internet!
              RREEF RREAL ESTATE SECURITIES FUND                     CALL:   To vote by phone call toll-free 1-888-[221-0697] and
            [P.O. BOX 9132, HINGHAM, MA 02043-9132]                          use the control number on the front of your proxy
                                                                             card.
                                                                 INTERNET:   Vote on the Internet at www.[proxyweb].com and use the
                                                                             control number on the front of your proxy card.
                                                                     MAIL:   Return the signed proxy card in the enclosed
                                                                             envelope.
                                                                 Do not return your proxy card if you vote by phone or Internet.

***   CONTROL NUMBER:  999  999  999  999  99    ***
                                                                               PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
RREEF RREAL ESTATE SECURITIES FUND                                      To Be Held August 14, 2002 at _____ am/pm, Eastern time

The undersigned hereby appoints_______________, ________________and ______________ and each of them, with the full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at all adjournments or postponements thereof (the 'Special Meeting'), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal II, will have the effect of votes AGAINST the Proposal.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I
AND II.

                                                                     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                     Dated:  ________________________

                                                                     -------------------------------------------------------------
                                                                     |                                                           |
                                                                     |                                                           |
                                                                     -------------------------------------------------------------
                                                                                Signature(s) (Title(s), if applicable)
                                                                     Joint owners should each sign. Please sign exactly as your name or names appear on this card. When signing as an
                                                                     attorney, executor, administrator, trustee, guardian or
                                                                     corporate officer, please give your full title as such.

                              Please fill in box(es) as shown using black or  blue ink or number 2 pencil. [X]
                              PLEASE DO NOT USE FINE POINT PENS.

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special
Meeting or any adjournments thereof:

                                                                                            FOR      WITHHOLD    FOR ALL
PROPOSAL I:       To elect eleven Directors of the Fund to hold office until                ALL        ALL       EXCEPT
                  their respective successors have been duly elected and
                  qualified or until their earlier resignation or removal, whose
                  terms will be effective on the date of the Special Meeting or,            [ ]        [ ]        [ ]
                  in the event of an adjournment or adjournments of the Special
                  Meeting, such later date as shareholder approval is obtained.

(01) Richard R. Burt             (05) Joseph R. Hardiman        (09) Philip Saunders, Jr.
(02) S. Leland Dill              (06) Richard J. Herring        (10) William N. Searcy
(03) Martin J. Gruber            (07) Graham E. Jones           (11) Robert H. Wadsworth
(04) Richard T. Hale             (08) Rebecca W. Rimel

To withhold authority to vote, mark 'For All Except' and write the nominees number on the line below.

-------------------------------------------------------------------------------------

PROPOSAL II:      To approve a new investment advisory agreement (a 'New Advisory           FOR       AGAINST     ABSTAIN
                  Agreement') between the Trust, on behalf of the Fund, and
                  Deutsche Asset Management, Inc. ('DeAM, Inc.').                           [ ]         [ ]         [ ]